UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2006

QSGI INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

70 Lake Drive, Hightstown, NJ 08520 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (609) 426-4666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 42.5 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13c-4© under the Exchange Act

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosures will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

ITEM 2.02	Results of Operations and Financial Condition

(a)
On May 4, 2006, the Company issued a press release disclosing its financial results for the three months ended March 31, 2006. Text of the press release dated May 4, 2006, titled “QSGI Reports 54% Increase in Gross Profit on 27% Year-over-Year Increase in First Quarter Revenue” is furnished as Exhibit 99.1 to this current report.

ITEM 9.01	Financial Statements and Exhibits

(d)	The following exhibits are being filed or furnished with this report:

Exhibit 99.1	a.	Text of a press release issued by the Company dated May 4, 2006, titled “QSGI Reports 54% Increase in Gross Profit on 27% Year-over-Year Increase in First Quarter Revenue.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: May 4, 2006	By:	/S/ Edward L. Cummings
Edward L. Cummings
Vice President, Treasurer and
Chief Financial Officer